Credit Suisse Financial Services Forum 2015 February 11, 2015 Kathy Rogers Vice Chairman and CFO P.W. (Bill) Parker Vice Chairman, Chief Risk Officer EXTENDING THE ADVANTAGE Exhibit 99.1 1

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Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security;
effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2013, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and
U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

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Regional
Consumer & Business Banking and Wealth Management
Wealth Management offices in New York City, Wilmington, Delaware, and Naples and Palm Beach, Florida
National
Wholesale Banking and Wealth Management & Securities Services
International
Payments and Securities Services
Corporate Trust and Fund Services offices in London and Dublin

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U.S. Bancorp Dimensions
Asset Size $403 billion
Deposits $283 billion
Loans $248 billion
Customers 18.5 million
NYSE Traded USB
Market Capitalization* $75 billion
Founded 1863
Bank Branches 3,176
ATMs 5,022
4Q14 Dimensions
* As of 1/30/15

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Industry Positions
Source: company reports, SNL and FactSet
Assets and deposits as of 12/31/14, market value as of 1/30/15
U.S. U.S. U.S.
Rank Company $ Billions Rank Company $ Billions Rank Company $ Billions
1 J.P. Morgan $2,527 1 J.P. Morgan $1,363 1 Wells Fargo $268
2 Bank of America 2,105 2 Wells Fargo 1,168 2 J.P. Morgan 202
3 Citigroup 1,843 3 Bank of America 1,119 3 Bank of America 159
4 Wells Fargo 1,687 4 Citigroup 899 4 Citigroup 142
5 U.S. Bancorp 403 5 U.S. Bancorp 283 5 U.S. Bancorp 75
6 PNC 345 6 PNC 232 6 PNC 44
7 SunTrust 190 7 SunTrust 141 7 BB&T 25
8 BB&T 187 8 BB&T 129 8 SunTrust 20
9 Fifth Third 139 9 Fifth Third 102 9 Fifth Third 14
10 Regions 120 10 Regions 94 10 Regions 12
Assets Deposits Market Value

55%
50%
45%
40%
35%
46%
46%
45%
45%
2011
2012
2013
2014

55%
45%

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Revenue Mix
By Business Line
Consumer and
Small Business
Banking
41%
Payment Services
30%
Wealth Mgmt and
Securities Services
11%
Wholesale
Banking and
Commercial
Real Estate
18%
Fee Income / Total Revenue
Full year 2014, taxable-equivalent basis, excluding securities gains (losses) net
2014 fee income excludes $214 million Visa gain and $124 million Nuveen gain
Revenue percentages exclude Treasury and Corporate Support, see Appendix for calculation
Diversified Business Mix

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Peer Banks
Peer Bank Ticker Symbols
BAC Bank of America PNC PNC
BBT BB&T RF Regions
FITB Fifth Third STI SunTrust
JPM J.P. Morgan USB U.S. Bancorp
KEY KeyCorp WFC Wells Fargo
Bank of America
SunTrust
Wells Fargo
KeyCorp
BBT
Fifth Third
Regions
PNC
J.P. Morgan
U.S. Bancorp

1.50%
1.36%
1.26%
1.21%
1.13%
1.10%
0.83%
0.78%
0.70%
0.57%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

1.54%
1.45%
1.28%
1.16%
1.12%
0.99%
0.97%
0.97%
0.89%
0.23%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

14.4%
12.9%
10.1%
10.0%
9.7%
9.6%
8.4%
6.9%
4.8%
4.7%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

14.7%
13.4%
10.0%
9.9%
9.7%
9.4%
8.6%
8.1%
6.9%
1.7%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

54.3%
58.8%
59.4%
59.7%
63.4%
65.3%
67.7%
68.8%
75.5%
76.1%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

53.2%
57.9%
60.9%
61.3%
63.6%
64.4%
66.6%
66.8%
67.1%
89.7%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

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Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses)
Industry Leading Returns
Return on
Average Assets
Return on Average
Common Equity
Efficiency Ratio
Full Year 2014 4Q14

89.7%
66.6%
66.8%
67.1%
63.6%
64.4%
60.9%
61.3%
57.9%
53.2%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

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Efficient Expense Platform
Single processing platforms
Full consolidation of acquisitions
Operating scale in all significant
businesses
Business line monthly review
process
2014 Efficiency Ratio Source of
Competitive Advantage
Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses)

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Debt ratings: holding company as of 1/30/15
op=outlook positive
on=outlook negative
s=outlook stable
wn=watch negative
wp=watch positive
Flight to quality
Funding advantage
Advantages Peer Debt Ratings
Top of Class Debt Ratings
Rating Outlook Rating Outlook Rating Outlook Rating Outlook
USB A1 s A+ s AA- s AA s
WFC A2 s A+ on AA- s AA s
BBT A2 on A- s A+ s A (high) s
JPM A3 s A on A+ s A (high) s
PNC A3 s A- s A+ s A (high) s
FITB Baa1 s BBB+ s A s A (low) s
BAC Baa2 s A- on A on A (low) s
STI Baa1 s BBB+ s BBB+ op A (low) s
KEY Baa1 s BBB+ s A- s
BBB (high)
s
RF Ba1 op BBB s BBB s BBB s
Moody's S&P Fitch DBRS

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Capital Requirement
* Based on the final rules for the Basel III fully implemented standardized approach
Earnings Distribution Target
8.0%
Internal
Buffer
1.0%
2.5%
Capital
Conservation
Buffer
4.5%
Minimum
Capital
Requirement
9.0%*
Common Equity Tier 1
Basel III Target
USB 4Q14
Reported
Capital Management
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 - 40% 30 - 40% 30 - 40%
Dividends 30% Reinvestment 30%
Share Repurchases 40% Assumed ROTCE 20%
Discretionary Distributions 70% Balance Sheet Growth 6%
Hypothetical Earnings Distribution Example

100%
75%
50%
25%
0%
11%
20%
12%
27%
35%
29%
42%
31%
41%
2010
2011
2012
2013
2014
Dividends
Share Repurchases

2014 PPNR % Average Assets
8.0%
6.0%
4.0%
2.0%
0.0%
5.6%
3.8%
3.7%
3.6%
3.4%
3.3%
3.3%
2.7%
1.9%
1.4%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

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62%
11%
32%
Payout Ratio
71%
Capital Distributions
72%
Comprehensive Capital Analysis
and Review (CCAR) capital plan
was submitted in January
CCAR results expected to be
published by March 31, 2015
PPNR = Pre-Provision Net Revenue
Source: Federal Reserve, estimates in the severely adverse scenario

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$260,000
$220,000
$180,000
$140,000
$100,000
193,022
201,427
215,374
227,474
241,692
2010
2011
2012
2013
2014

$260,000
$245,000
$230,000
$215,000
$200,000
232,791
235,859
240,480
243,867
246,421
4Q13
1Q14
2Q14
3Q14
4Q14

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$ in millions
Prior 5 Years
Average Balances
Year-Over-Year Growth
3.9% 4.4% 6.9% 5.6% 6.3%
Prior 5 Quarters
Average Balances
Year-Over-Year Growth
5.7% 6.0% 6.8% 6.3% 5.9%
Loan Growth

$520
$390
$260
$130
$0
3.00%
2.25%
1.50%
0.75%
0.00%
312
341
349
336
308
0.53%
0.59%
0.58%
0.55%
0.50%
4Q13
1Q14
2Q14
3Q14
4Q14

$2,800
$2,100
$1,400
$700
$0
3.00%
2.25%
1.50%
0.75%
0.00%
2,037
1,999
1,943
1,923
1,808
0.86%
0.84%
0.80%
0.78%
0.73%
4Q13
1Q14
2Q14
3Q14
4Q14

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$ in millions
Net Charge-offs
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Credit Quality
Nonperforming Assets
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)

8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

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Credit Quality
Source: SNL and company reports
Strong credit culture
• Lowest net charge-off volatility in peer group from 1Q03 – 4Q14
Minimum/Maximum NCO%                4Q14 NCO%
NCO Volatility

48.0%
36.0%
24.0%
12.0%
0.0%
1.8%
5.8%
5.8%
6.2%
6.7%
7.4%
13.3%
17.6%
20.8%
43.6%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

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Credit Quality
Source: company reports, reserve release is calculated as net charge-offs less provision for credit losses
Strong credit culture
• Reserve build was less than peers – now have modest releases
Reserve Release / Net Income
(Full Year 2014)

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Small Business
Card Growth
Ongoing benefit of
2009+ Originations
Net Charge-offs - USB Normalized
• Overall normalized loss rate 0.95% - 1.00%
• Actual losses now well below normalized
Credit Risk Management
* Includes commercial and commercial real estate
Normalized Normalized
Loan Portfolio NCO% Loan Portfolio NCO%
Commercial 0.45% Commercial 0.45%
Commercial Real Estate 0.50% Commercial Real Estate 0.50%
Small Business* 1.75% Small Business* 1.85%
Residential Mortgages 0.60% Residential Mortgages 0.50%
Credit Cards 5.00% Credit Cards 5.00%
Other Retail 1.00% Other Retail 1.00%
Covered Assets 0.25% Covered Assets 0.25%
Total 1.00% Total
Investor Day 2Q13 Current

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Energy Lending
A limited, managed exposure
• $11.5 billion in commitments, $3.1 billion funded (1.3% of total loans)
• ~70% of commitments rated investment grade or equivalent
• Low energy prices are expected to help consumer spending in areas such as services and restaurants
Exploration and Production
Midstream
Oil Field Service
Providers and Refiners
Total Loans
($247.9B)
Energy Loans
($3.1B)
66%
24%
10%
Energy

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EXTENDING THE ADVANTAGE 23 1Q15 Update Business Climate Loan Growth Net Interest Margin Credit Quality Noninterest Income / Expense

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Long-term Goals
Optimal business line mix
Investments generating
positive returns
Profitability:
• ROE 16-19%
• ROA 1.60-1.90%
• Efficiency Ratio low 50s
Capital distributions:
• Earnings distribution 60-80%
Current Status
Four simple and stable business lines
Mortgage, wealth management, corporate
banking, international payments, branch
technology, internet and mobile channels,
and select acquisitions
2014 Profitability:
• ROE 14.7%
• ROA 1.54%
• Efficiency Ratio 53.2%
2014 Capital distributions:
• Distributed 72% of earnings
(dividends 31%, share repurchases 41%)
Long-term Goals

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Non-GAAP Financial Measures
$ in millions 4Q14 3Q14 2Q14 1Q14 4Q13
Total equity 44,168 $    43,829 $    43,386 $    42,743 $    41,807 $
Preferred stock (4,756)       (4,756)       (4,756)       (4,756)       (4,756)
Noncontrolling interests (689)          (688)          (686)          (689)          (694)
Goodwill (net of deferred tax liability) (1) (8,403)       (8,503)       (8,548)       (8,352)       (8,343)
Intangible assets, other than mortgage servicing rights (824)          (877)          (925)          (804)          (849)
Tangible common equity (a) 29,496       29,005       28,471       28,142       27,165
Tangible common equity (as calculated above) 29,496       29,005       28,471       28,142       27,165
Adjustments (2) 172           187           224           239           224
Common equity tier 1 capital estimated for the Basel III fully
implemented standardized and advanced approaches (b) 29,668       29,192       28,695       28,381       27,389
Tier 1 capital, determined in accordance with prescribed
regulatory requirements using Basel I definition 33,386
Preferred stock (4,756)
Noncontrolling interests, less preferred stock not eligible for Tier 1 capital (688)
Tier 1 common equity using Basel I definition (c) 27,942
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) 2014 amounts calculated under the Basel III transitional standardized approach; December 31, 2013 calculated under Basel I.
(4) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5) Primarily reflects higher risk-weighting for mortgage servicing rights.

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Non-GAAP Financial Measures
$ in millions 4Q14 3Q14 2Q14 1Q14 4Q13
Total assets 402,529 $  391,284 $  389,065 $  371,289 $  364,021 $
Goodwill (net of deferred tax liability) (1) (8,403)       (8,503)       (8,548)       (8,352)       (8,343)
Intangible assets, other than mortgage servicing rights (824)          (877)          (925)          (804)          (849)
Tangible assets (d) 393,302     381,904     379,592     362,133     354,829
Risk-weighted assets, determined in accordance with prescribed
regulatory requirements (3)(e) 317,398     * 311,914     309,929     302,841     297,919
Adjustments (4) 11,110       * 12,837       12,753       13,238       13,712
Risk-weighted assets estimated for the Basel III fully implemented
standardized approach (f) 328,508     * 324,751     322,682     316,079     311,631
Risk-weighted assets, determined in accordance with prescribed
transitional advanced approaches regulatory requirements 248,596     * 243,909     241,929
Adjustments (5) 3,270        * 3,443        3,383
Risk-weighted assets estimated for the Basel III fully implemented 251,866     * 247,352     245,312
advanced approaches (g)
Ratios
Tangible common equity to tangible assets (a)/(d) 7.5% 7.6% 7.5% 7.8% 7.7%
Tangible common equity to risk-weighted assets (a)/(e) 9.3 9.3 9.2 9.3 9.1
Tier 1 common equity to risk-weighted assets using Basel I definition (c)/(e) -- -- -- -- 9.4
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(f) 9.0 9.0 8.9 9.0 8.8
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(g) 11.8 11.8 11.7
* Preliminary data.  Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) 2014 amounts calculated under the Basel III transitional standardized approach; December 31, 2013 calculated under Basel I.
(4) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5) Primarily reflects higher risk-weighting for mortgage servicing rights.

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Taxable-equivalent basis, excluding securities gains (losses) net
Line of Business Financial Performance
Non-GAAP Financial Measures
$ in millions Revenue
Line of Business Financial Performance FY 2014
Wholesale Banking and Commercial Real Estate 3,037 $
Consumer and Small Business Banking 6,915
Wealth Management and Securities Services 1,765
Payment Services 5,032
Treasury and Corporate Support 3,412
Consolidated Company 20,161
Less Treasury and Corporate Support 3,412
Consolidated Company excluding Treasury and Corporate Support 16,749 $
Percent of Total
Wholesale Banking and Commercial Real Estate 15%
Consumer and Small Business Banking 34%
Wealth Management and Securities Services 9%
Payment Services 25%
Treasury and Corporate Support 17%
Total 100%
Percent of Total excluding Treasury and Corporate Support
Wholesale Banking and Commercial Real Estate 18%
Consumer and Small Business Banking 41%
Wealth Management and Securities Services 11%
Payment Services 30%
Total 100%

EXTENDING THE ADVANTAGE 30 Credit Suisse Financial Services Forum 2015 February 11, 2015